Leases - Property leased or held for lease (Details) (Property leased or held for lease, USD $) In Thousands, unless otherwise specified	Sep. 30, 2014
Property leased or held for lease
Construction aggregates property	$ 35,087
Commercial property	250,056
Carrying Value of property owned by the Company leased or held for lease, gross	285,143
Less accumulated depreciation and depletion	66,920
Carrying Value of property owned by the Company leased or held for lease, net	$ 218,223